UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	Aberdeen Japan Equity Fund, Inc.
(Formerly The Japan Equity Fund, Inc.)

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

Item 1. Reports to Stockholders. —

Aberdeen Japan Equity Fund, Inc.

Semi-Annual Report

April 30, 2014

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Japan Equity Fund, Inc. (formerly, The Japan Equity Fund, Inc.) (the “Fund”) for the six-month period ended April 30, 2014. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Japanese equity securities.

Change in Investment Manager

Following approval at a meeting of stockholders held December 19, 2013 (as described below), Aberdeen Asset Management Asia Limited, a direct wholly-owned subsidiary of Aberdeen Asset Management PLC (together with its affiliates “Aberdeen”) assumed responsibility for the investment management of the Fund on January 6, 2014.

Aberdeen has been managing North American registered closed-end funds since 2000. Aberdeen is a global asset management group managing assets for both private clients and institutional investors from 33 offices around the world. Aberdeen is one of the world’s largest independent asset management firms, responsible for the management of more than $317.5 billion in assets as of March 31, 2014.

Including the Fund, Aberdeen serves as the investment manager or sub-adviser to 16 North American registered closed-end funds aggregating $6.5 billion in total gross assets as of March 31, 2014, coupled with 16 U.K. registered closed-end investment trusts funds aggregating $10.8 billion total assets as of March 31, 2014.

Your Fund is managed by Aberdeen’s Asian Equity Team (“the Team”), led by Hugh Young, which has been investing in the Asia Pacific region since 1985. The Team is comprised of 42 members based predominantly in Singapore, but with investment representatives located across the region in Hong Kong, Bangkok, Kuala Lumpur, Sydney and Tokyo.

Change in Legal Entity Name

On May 1, 2014, the Board of Directors of the Fund announced that it had approved a name change for the Fund in order to align the Fund more closely with its investment manager and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objective and NYSE ticker symbol, JEQ, remained unchanged.

Total Return Performance

For the six months ended April 30, 2014, the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was -1.9%, assuming reinvestment of dividends and distributions, versus a return of -5.5% for the Fund’s benchmark, the Tokyo Stock Price Index Fund (“TOPIX”).

Share Price and NAV

For the six months ended April 30, 2014, based on market price, the Fund’s total return was -4.0% assuming reinvestment of dividends and distributions. The Fund’s share price decreased 6.0% over the six months, from $6.83 on October 31, 2013 to $6.42 on April 30, 2014. The Fund’s share price on April 30, 2014 represented a discount of 11.4% to the NAV per share of $7.25 on that date, compared with a discount of 9.5% to the NAV per share of $7.55 on October 31, 2013.

Discount Management Program

Under the Fund’s Discount Management Program, the Fund will repurchase shares of its common stock in the open market on any day that the closing price of the Fund’s shares on the New York Stock Exchange on the prior day represented a discount from the Fund’s net asset value of 9% or more and the daily average discount from the Fund’s net asset value over the five-day period ending the prior day is 9% or more. Under the program, the Fund is authorized to repurchase during each twelve month period ended October 31 up to 10% of its shares of common stock outstanding as of October 31 the prior year. During the six months ended April 30, 2014, the Fund repurchased 188,003 shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by the following August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our stockholders, I invite you to visit the Fund on the web at www.aberdeenjeq.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Aberdeen Japan Equity Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

Please take a look at Aberdeen’s Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from our portfolio managers around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our stockholders’ information with any other organizations.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Please contact Aberdeen Asset Management Inc. by:

•                   Calling toll free at 1-866-839-5205 in the United States;

•                   Emailing InvestorRelations@aberdeen-asset.com;

•     Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home;

•                   Visiting www.aberdeenjeq.com.

Yours sincerely,

Alan Goodson
President

2	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited)

April 30, 2014

As of January 6, 2014, Aberdeen Asset Management Asia Limited assumed investment management responsibility from Daiwa SB Investments (USA) Ltd., a subsidiary of Daiwa SB Investments (Tokyo), for The Japan Equity Fund, Inc. As of May 1, 2014, the Fund’s name changed to Aberdeen Japan Equity Fund, Inc.

Market/economic review

Japan’s stock market, as measured by the Tokyo Stock Price Index (TOPIX), declined and lagged most global equity markets during the reporting period, in contrast to its stellar performance for the 2013 calendar year. Investors’ disappointment towards Prime Minister Shinzo Abe grew on the lack of progress made in undertaking structural reforms. Concerns also mounted over the impact on consumer spending following the implementation of a consumption tax hike in April 2014.

Also weighing on market sentiment was the record-high trade deficit in March, with exports falling significantly despite the weak yen. Although wages rose for the first time in years, they were not commensurate with the increase in prices. In response to the nation’s lackluster fourth-quarter gross domestic product (GDP) growth rate, the Bank of Japan initially extended low-interest loans. However, the central bank refrained from increasing monetary stimulus towards the end of the period, which disappointed investors.

Fund performance review

The primary stock contributors to Fund performance for the reporting period included Chugai Pharmaceutical Co. Ltd., robot manufacturer FANUC Corp, and Shin-Etsu Chemical Co. Ltd. Shares of Chugai Pharmaceutical Co. Ltd. performed well on investors’ optimism over the company’s drug pipeline. FANUC Corp. was boosted by a pickup in overseas orders as well as improving signs of capital spending. Shin-Etsu Chemical Co. Ltd.’s share price was supported by an improving outlook for the company’s wafer business due to expectations of rising demand for 300-millimeter wafers and an improvement in pricing conditions.

In contrast, the Fund’s holdings in Yahoo Japan Corp., sheet-metal machinery maker Amada Co. Ltd., and Osaka-based real estate developer Daibiru Corp. were the main detractors from performance. Investors reacted negatively to Yahoo Japan Corp.’s proposed acquisition of mobile phone carrier eAccess from its parent company. The ¥324 billion (approximately US$3.2 billion) transaction would have brought the balance sheet to a geared position.* The company has since withdrawn its bid. Amada’s share price declined on fears that the consumption tax hike will slow industrial orders in the coming year. Daibiru Corp’s shares fell in line with the general correction in the sector. However, we believe that its financials and operating performance remain firm.

Outlook

In our view, Japan’s economic outlook is much dependent on the ability of Prime Minister Abe’s government to sustain the inflation and growth that it successfully initiated. Despite the macroeconomic uncertainty, we feel that it is encouraging to note that the Fund’s holdings generally continue to thrive. Earnings are improving and, in our opinion, many of the companies held in the Fund have set their sights on the right areas, such as widening their business models and keeping a tight rein on leverage. They also have exposure to expanding Asian economies, and we believe several are leaders in their fields.

Aberdeen Asset Management Asia Limited

*  Gearing occurs when a company takes on debt.

Aberdeen Japan Equity Fund, Inc.	3

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. An industry classification standard sector can include more than one industry. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

As of April 30, 2014, the Fund held 98.9% of its net assets in equities and 0.2% in a short-term investment and 0.9% in other assets in excess of liabilities.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2014:

Name of Security	Percentage of Net Assets

Shin-Etsu Chemical Co. Ltd.	5.8%
FANUC Corp.	4.8%
Canon, Inc.	4.6%
Japan Tobacco, Inc.	4.5%
Keyence Corp.	4.3%
Seven & I Holdings Co. Ltd.	4.2%
Nabtesco Corp.	4.0%
Toyota Motor Corp.	3.8%
Chugai Pharmaceutical Co. Ltd.	3.5%
East Japan Railway Co.	3.4%

4	Aberdeen Japan Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the TOPIX, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	1.1%	5.1%	8.4%	1.8%
Market Value	-1.2%	3.7%	9.2%	0.3%
Benchmark	-3.0%	5.0%	8.2%	2.4%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 866-839-5205.

The net operating expense ratio is 1.03%.

Aberdeen Japan Equity Fund, Inc.	5

Portfolio of Investments (unaudited)

As of April 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—98.9%(a)
COMMON STOCKS—98.9%
CONSUMER DISCRETIONARY—16.6%
26,500	Aisin Seiki Co. Ltd.	$ 936,493
108,700	Asics Corp.	2,115,664
20,500	Denso Corp.	933,832
81,000	FCC Co. Ltd.	1,384,582
92,200	Honda Motor Co. Ltd.	3,059,626
89,000	Resorttrust, Inc.	1,396,396
15,600	Shimano, Inc.	1,559,403
70,800	Toyota Motor Corp.	3,825,193
118,000	USS Co. Ltd.	1,719,986
		16,931,175
CONSUMER STAPLES—20.1%
67,000	Calbee, Inc.	1,643,096
140,700	Japan Tobacco, Inc.	4,624,604
73,100	Mandom Corp.	2,567,233
56,000	Pigeon Corp.	2,507,179
59,000	San-A Co. Ltd.	1,700,401
109,000	Seven & I Holdings Co. Ltd.	4,300,731
57,000	Unicharm Corp.	3,090,996
		20,434,240
FINANCIALS—10.9%
44,000	AEON Financial Service Co. Ltd.	1,108,062
678,000	Bank of Yokohama Ltd. (The)	3,407,693
176,000	Daibiru Corp.	1,756,312
27,700	Daito Trust Construction Co. Ltd.	2,818,775
90,000	Mitsubishi Estate Co. Ltd.	2,042,135
		11,132,977
HEALTH CARE—9.8%
52,600	Asahi Intecc Co. Ltd.	1,925,134
251,500	Astellas Pharma, Inc.	2,804,095
139,700	Chugai Pharmaceutical Co. Ltd.	3,525,870
54,000	Sysmex Corp.	1,711,904
		9,967,003
INDUSTRIALS—17.6%
368,000	Amada Co. Ltd.	2,661,448
16,300	Daikin Industries Ltd.	942,859
47,300	East Japan Railway Co.	3,451,257
27,000	FANUC Corp.	4,871,769
37,000	Makita Corp.	1,967,970
187,000	Nabtesco Corp.	4,037,019
		17,932,322
INFORMATION TECHNOLOGY—11.0%
148,700	Canon, Inc.	4,659,508
11,400	Keyence Corp.	4,397,681
485,000	Yahoo Japan Corp.	2,118,713
		11,175,902

6	Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
MATERIALS—10.3%
183,000	Kansai Paint Co. Ltd.	$ 2,558,494
130,000	Nippon Paint Co. Ltd.	2,011,277
101,300	Shin-Etsu Chemical Co. Ltd.	5,942,467
		10,512,238
TELECOMMUNICATION SERVICES—2.6%
49,400	KDDI Corp.	2,634,584
	Total Long-Term Investments—98.9% (cost $103,399,830)	100,720,441
Par Amount

SHORT-TERM INVESTMENT—0.2%
$199,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 04/30/2014, due 05/01/2014 repurchase price $199,000, collateralized by U.S. Treasury Note, maturing 04/30/2020; total market value of $204,149	199,000
	Total Short-Term Investment—0.2% (cost $199,000)	199,000
	Total Investments—99.1% (cost $103,598,830)(b)	100,919,441
	Other Assets in Excess of Liabilities—0.9%	939,907
	Net Assets—100.0%	$ 101,859,348

(a)  Unless otherwise noted, all securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying notes to financial statements.

(b)  See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	7

Statement of Assets and Liabilities (unaudited)

As of April 30, 2014

Assets
Investments, at value (cost $103,399,830)	$100,720,441
Repurchase agreement, at value (cost $199,000)	199,000
Foreign currency, at value (cost $27,031)	27,114
Cash	871
Dividends receivable	717,608
Receivable for investments sold	396,723
Prepaid expenses	3,227
Total assets	102,064,984

Liabilities
Payable for common shares repurchased	50,506
Audit and tax services	46,526
Director fees payable	35,325
Investment management fees payable (Note 3)	27,839
Legal fees and expenses (Note 3)	22,122
Administration fees payable (Note 3)	14,535
Investor relations fees payable (Note 3)	523
Accrued expenses	8,260
Total liabilities	205,636

Net Assets	$101,859,348

Composition of Net Assets:
Common stock (par value $.01 per share)	$140,490
Paid-in capital in excess of par	105,016,690
Distributions in excess of net investment income	(631,950)
Accumulated net realized gain from investments and foreign currency transactions	14,068
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,679,950)
Net Assets	$101,859,348
Net asset value per common share based on 14,048,967 shares issued and outstanding	$7.25

See Notes to Financial Statements.

8	Aberdeen Japan Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2014

Net investment income:

Income
Dividends (net of foreign withholding taxes of $88,233)	$ 797,843
797,843
Expenses:
Investment management fee (Note 3)	173,073
Administration fee (Note 3)	105,044
Legal fees and expenses (Note 3)	67,629
Reports to stockholders and proxy solicitation	37,576
Independent auditors’ fees and expenses	36,351
Directors’ fees and expenses	33,224
Investor relations fees and expenses (Note 3)	15,760
Insurance expense	11,235
Custodian’s fees and expenses	10,155
Transfer agent’s fees and expenses	9,402
Miscellaneous	34,398
Total expenses	533,847

Net Investment Income	263,996

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	11,281,828
Foreign currency transactions	(66,309)
11,215,519
Net change in unrealized appreciation/(depreciation) on:
Investments	(13,668,646)
Foreign currency translation	(104)
(13,668,750)
Net realized and unrealized loss from investments and foreign currency related transactions	(2,453,231)
Net Decrease in Net Assets Resulting from Operations	$ (2,189,235)

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	9

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013
Increase/(Decrease) in Net Assets Operations:
Operations:
Net investment income	$263,996	$952,123
Net realized gain from investment transactions	11,281,828	12,183,265
Net realized loss from foreign currency transactions	(66,309)	(266,147)
Net change in unrealized appreciation/(depreciation) on investments	(13,668,646)	14,785,735
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(104)	25,327
Net increase/(decrease) in net assets resulting from operations	(2,189,235)	27,680,303
Distributions to Stockholders from:
Net investment income	(2,099,767)	(925,395)
Net decrease in net assets from distributions	(2,099,767)	(925,395)
Capital Stock Transactions:
Reinvestment of dividends resulting in the issuance of 63,456 and 25,203 shares of common stock, respectively	431,502	147,183
Repurchase of common stock resulting in the reduction of 188,003 and 187,121 shares of common stock, respectively (Note 6)	(1,241,463)	(1,247,369)
Change in net assets from capital stock transactions	(809,961)	(1,100,186)
Net increase/(decrease) in net assets	(5,098,963)	25,654,722
Net assets:
Beginning of period	106,958,311	81,303,589
End of period (including (distributions in excess of net investment income)/accumulated net investment income of ($631,950) and $1,203,821, respectively)	$101,859,348	$106,958,311

See Notes to Financial Statements.

10	Aberdeen Japan Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2014		For the Year Ended October 31,
	(unaudited)		2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$7.55		$5.67	$6.01	$6.30	$6.02	$5.41
Net investment income	0.02		0.07	0.05	0.04	0.03	0.02
Net realized and unrealized gains/(losses) on investments and foreign currencies	(0.17)		1.87	(0.34)	(0.27)	0.29	0.63
Total from investment operations	(0.15)		1.94	(0.29)	(0.23)	0.32	0.65
Distributions from:
Net investment income	(0.15)		(0.06)	(0.05)	(0.06)	(0.04)	(0.04)
Net asset value, end of period	$7.25		$7.55	$5.67	$6.01	$6.30	$6.02
Market value, end of period	$6.42		$6.83	$5.00	$5.35	$5.44	$5.10
Total Investment Return Based on(b):
Market value	(3.95%	)	38.11%	(5.56% )	(0.76% )	7.44%	0.07%
Net asset value	(1.88%	)	34.63%	(4.66% )	(3.74% )	5.41%	12.22%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$101.9		$107.0	$81.3	$86.9	$91.0	$87.0
Net operating expenses	1.03%	(c)	1.08%	1.49%	1.38%	1.37%	1.41%
Net investment income	0.51%	(c)	0.97%	0.88%	0.71%	0.49%	0.41%
Portfolio turnover	95%		100%	110%	59%	43%	47%

(a)			Based on average shares outstanding.

(b)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)			Annualized.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	11

Notes to Financial Statements (unaudited)

April 30, 2014

1. Organization

Aberdeen Japan Equity Fund, Inc. (formerly, The Japan Equity Fund, Inc.) (the “Fund”) was incorporated in Maryland on July 12, 1990 under its original name “The Japan Emerging Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund’s objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (TOPIX).

On March 4, 2014, the Board of Directors of the Fund (the “Board”) approved a name change for the Fund, effective May 1, 2014, in order to align the Fund more closely with its investment manager and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objective and NYSE ticker symbol, JEQ, remain the same.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on the NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (ETFs) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold. In such cases, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the

12	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$100,720,441	$–	$100,720,441
Short-Term Investment	–	199,000	–	199,000
Total Investments	$–	$100,919,441	$–	$100,919,441

The Fund held no Level 3 securities at April 30, 2014.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2014, there were no transfers between Level 1 and Level 2.

For the period ended April 30, 2014, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting agreements with the counterparty, Fixed Income Clearing Corp. The Fund held a repurchase agreement of $199,000 as of April 30, 2014. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2014.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)  purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign

Aberdeen Japan Equity Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions, Investment Income and Expenses:

Investment transactions are recorded on the trade date. Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

(f) Federal Income Taxes:

The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. As of April 30, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. As of April 30, 2014, the Fund did not have any unrecognized tax benefits. The Fund’s federal tax returns for the current and prior four fiscal years remain subject to examination by the Internal Revenue Service.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% to December 31, 2012 and 7.147% from January 1, 2013 to December 31, 2013 on interest and dividends paid to the Fund by Japanese corporations.

3. Agreements and Transactions with Affiliates

(a) Investment Manager and Investment Adviser:

As of January 6, 2014, the Fund entered into an Investment Management Agreement (the “Management Agreement”) with Aberdeen Asset Management Asia Limited (“AAMAL” or the “Manager”) replacing Daiwa SB Investments (U.S.A.) Ltd. (the “Former Manager”) and Daiwa SB Investments LTD (the “Former Adviser”).

Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. In addition, the Fund has agreed to reimburse the Manager for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 2014, no such expenses were paid to the Manager or the Former Manager/Adviser. For the period November 1, 2013 to January 5, 2014, the Fund paid the Former Manager $56,094. For the period January 6, 2014 to April 30, 2014, the Fund paid AAMAL $116,979.

(b) Administrator and Other Related Parties:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable quarterly by the Fund at an annual rate of 0.20% of the first $60 million of the Fund’s average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million.

Prior to January 6, 2014 the Board had also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to AAMI, for services provided by AAMI staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations. This fee was terminated with the transition to AAMAL as Investment Manager. For the six months ended April 30, 2014, AAMI earned $105,044 from the Fund for administration fees.

14	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

(c) Investor Relations:

Effective March 4, 2014, the Board approved an Investor Relations Services Agreement. Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the six months ended April 30, 2014, the Fund incurred investor relations fees of approximately $8,980. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Other Agreements:

During the six months ended April 30, 2014, the Fund incurred $67,629 for legal services, in connection with the Fund’s on-going operations to a law firm in which the Fund’s Assistant Secretary is a consultant.

4. Investment Transactions

For the six months ended April 30, 2014, total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding short-term securities, were $98,819,460 and $100,920,781, respectively.

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. During the six months ended April 30, 2014, the Fund repurchased 188,003 shares pursuant to its Discount Management Program and reinvested 63,456 shares pursuant to its Dividend and Reinvestment Cash Purchase Plan. As of April 30, 2014, there were 14,048,967 shares of the Fund outstanding.

6. Discount Management Program

On May 23, 2012, the Fund announced that its Board of Directors had approved a Discount Management Program. The Discount

Management Program authorizes management, from time to time and to the extent permitted by law, to repurchase up to 10% of the Fund’s outstanding shares in open market transactions for each twelve-month period ended October 31. Such purchases will be made when the Fund’s shares are trading at a discount to NAV of 9% or more and the daily average discount from the Fund’s NAV for the five-day period ending the prior day is 9% or more.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase Stockholder value through the potential accretive impact of the purchases to the Fund’s NAV. There is no assurance that the Fund will purchase shares in any specific amounts. 188,003 shares were repurchased by the Fund pursuant to the Discount Management Program during the six months ended April 30, 2014.

7. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(b) Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational

Aberdeen Japan Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (concluded)

April 30, 2014

documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Depreciation
$103,399,830	$2,906,307	$(5,585,696)	$(2,679,389)

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2014.

16	Aberdeen Japan Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Special Meeting of Stockholders

A Special Meeting of Stockholders was held on Thursday, December 19, 2013 at the offices of Clifford Chance US, LLP, 31 West 52nd Street, New York, NY 10019. The description of the proposals and number of shares voted at the meeting are as follows:

1. To approve an investment management agreement between the Fund and Aberdeen Asset Management Asia Limited.

Number of Shares/Votes
Voted For	Votes Against	Proxy Authority Withheld
5,532,647	2,426,031	26,298

Board Consideration and Approval of Investment Management Agreement (unaudited)

At a meeting (the “Meeting”) of the Board of Directors of Aberdeen Japan Equity Fund, Inc. (the “Fund”) held on October 4, 2013, the Board reviewed and considered the nature, quality and extent of services proposed to be provided by Aberdeen Asset Management Asia Limited (“AAMAL”). After making such considerations, the Board, including the Independent Directors, approved an investment management agreement between AAMAL and the Fund (“Management Agreement”) subject to stockholder approval, which was provided by stockholders on December 19th, 2013. At the Meeting, the Board determined that the terms of the Management Agreement are fair and reasonable and that the Management Agreement is in the best interests of the Fund. The Board believed that the scope and quality of services to be provided to the Fund under the Management Agreement would be at least equivalent to the scope and quality of services provided under the investment advisory agreement that was in place with the Fund’s previous investment manager (“Prior Agreement”). To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.

In light of the Board’s concerns about several recent changes at the Fund’s prior investment manager (“Prior Manager”), and at an affiliate of the Prior Manager that provided services to the Fund, the Fund’s Board of Directors decided to review the continued retention of the Prior Manager. At a series of in-person and telephonic meetings over the course of several months, the Board conducted a search process involving the review of several potential investment managers, including the Prior Manager and AAMAL.

The information for each candidate included an overview of the candidate’s credentials in the United States (particularly with regards to the candidate’s experience managing closed-end funds registered in the United States) and Asia and comparative data showing the performance of the Fund as compared to the performance of comparable funds managed by each investment manager. During this time, the Board reviewed the one-, three- and five- year total return performance of the Fund as compared to the total return performance during the same periods of each potential investment manager, including AAMAL. The Board also compared the information ratio, tracking error and total assets that each candidate managed in Japanese equities. Based on all the information provided to the Board, the Board concluded that AAMAL had consistently outperformed the other investment manager candidates. At the Board’s request, AAMAL made a formal presentation to the Board at a meeting held on September 2, 2013. Thereafter, the Board requested additional information from AAMAL. On October 4, 2013, the Board, all of whom are Independent Directors, had a meeting to discuss the detailed responses that AAMAL had provided in response to this request. The Independent Directors also considered a draft of the Management Agreement at this meeting. At the conclusion of this meeting the Board unanimously approved the Management Agreement.

In reviewing the Management Agreement, the Board considered the nature, quality and extent of services to be provided by AAMAL under the Management Agreement. The Board reviewed the qualifications of the portfolio management team and other key personnel of AAMAL and

Aberdeen Japan Equity Fund, Inc.	17

Board Consideration and Approval of Investment Management Agreement (unaudited) (concluded)

determined that they are each qualified to perform the services in an efficient and professional manner. The Board also reviewed the services to be provided to the Fund by AAMAL and its personnel. The Board also considered the representations of AAMAL that the Fund and its stockholders would benefit from AAMAL’s extensive presence in Asia, as well as its core focus on regional and single-country investment vehicles. In light of the information presented and the considerations made at the various Board meetings, the Board concluded that the nature, quality and extent of services to be provided to the Fund by AAMAL under the Management Agreement are expected to be in the best interest of the Fund and its stockholders.

The Board also considered the management fees payable under the Management Agreement. The Board noted that the management fees under the Management Agreement would be the same as the fees payable under the Prior Agreement. The Board also noted that, once AAMAL became the Fund’s investment manager, the Fund’s administrator, which is an affiliate of AAMAL, would no longer charge the Fund a fee for providing compliances services. The Board also reviewed the level of investment management fees proposed by AAMAL relative to the fees charged to all other U.S. registered closed-end funds managed by AAMAL or its affiliates (“Other Aberdeen Funds”) and fees charged by AAMAL to other clients with assets invested in Japan. The Board also reviewed the fees paid by comparable funds to other investment managers in the Japanese marketplace. The Board reviewed not only the investment management fees, but other fees and expenses of the Fund and the Fund’s total expense ratio under the Prior Agreement and the Management Agreement. The Board also considered the Fund’s expense ratio as compared to the expense ratios of Other Aberdeen Funds and other comparable funds. The Board noted that the Management Agreement includes breakpoints. The Board determined that the Management Agreement includes breakpoints that are identical to the breakpoints in the Prior Agreement (providing for two reductions in fee rate for average weekly assets of the Fund in excess of $20 million and $50 million) that effectively address any potential economies of scale in the same manner as the Prior Agreement given the Fund’s current asset levels. Based on the information presented on the fees under the Management Agreement, the Board concluded that the investment management fee to be charged by AAMAL was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by AAMAL and supported a decision to approve the Management Agreement.

The Board discussed whether AAMAL was financially sound and had the resources necessary to fulfill its obligations under the Management Agreement. The Board determined that the analysis of AAMAL’s financial soundness and financial capability supported a decision to approve the Management Agreement.

In light of the information considered at the various Board meetings and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement, and the approval of AAMAL as the Fund’s investment manager, is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Accordingly, the Board recommended that the Fund’s stockholders vote to approve the Management Agreement at the meeting of stockholders on December 19th, 2013.

Portfolio Manager Information (unaudited)

Effective January 6, 2014, the Fund is managed by the Asian Equities Team at Aberdeen Asset Management Asia Limited “AAMAL”. The Asian Equities Team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Hugh Young, Managing Director

Hugh Young set up the Singapore office in 1992 as the Group’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of our parent company, Aberdeen. Hugh has over 25 years’ experience in investment

18	Aberdeen Japan Equity Fund, Inc.

Portfolio Manager Information (unaudited) (concluded)

management and has managed the Group’s Asian assets since 1985, including award-winning mutual funds and closed-end funds. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance.

Adrian Lim, Senior Investment Manager Equities – Asia

Adrian Lim joined Aberdeen from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equities team in July 2003.

Ai-Mee Gan, Assistant Investment Manager Equities – Asia

Ai-Mee Gan joined Aberdeen in April 2009. Previously she was a senior associate with Transaction Advisory Services at Ernst & Young. Ai-Mee received a Bachelor of Commerce in Accounting & Finance and Bachelor of Science in Information Systems from University of Melbourne. She is a member of Institute of Chartered Accountants of Australia.

Chou Chong, Investment Director Equities – Asia

Chou Chong joined Aberdeen in 1994 as a graduate trainee. After becoming a director, from 2001, he spent time in Sydney, Australia restructuring portfolios and turning around performance. In 2003, he transferred to London to lead the Pan-European equity desk and in June 2008 returned to Singapore and joined the Asian Equities Team.

Flavia Cheong, CFA, Investment Director Equities – Asia

Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

Aberdeen Japan Equity Fund, Inc.	19

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and

August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

20	Aberdeen Japan Equity Fund, Inc.

Corporate Information

Directors

Martin J. Gruber, Chairman

David G. Harmer

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Gary Marshall, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Leonard B. Mackey, Jr., Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

The accompanying Financial Statements as of April 30, 2014, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol “JEQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services We invite you to enroll today.

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

Enroll today

Did you know you can be among the first to receive information from your Fund?

Enroll in our e-mail services and be among the first to recieve information regarding your investments. Complete the enclosed card and return in the postage-paid envelope or sign-up today online.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Contact us:

1.	Enroll in Investor Relations services at:
http://www.aberdeen-asset.us/aam.nsf/usclosed/email

2.	Call us toll free at 1-866-839-5205 in the U.S., or

3.	Email us at InvestorRelations@aberdeen-asset.com

4.	Visit www.aberdeen-asset.us/cef

Stop the paper

Did you know that you can receive your shareholder reports online?

By enrolling in this convenient service, you will receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements.

There’s never been a faster, simple or more environmentally-friendly way to receive your investment information.

To enroll in electronic delivery, follow these simple steps:

1.        Go to http://www.aberdeen-asset.us/cef

2.        Click on the link for “Email Services” which takes you here
http://www.aberdeen-asset.us/aam.nsf/usclosed/email

3.        Click “Sign-up”

Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

JEQ-SEMI-ANNUAL

Item 2. Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended April 30, 2014, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
November 1, 2013 through November 30, 2013	34,575	$6.91	34,575	1,382,776.40
December 1, 2013 through December 31, 2013	8,609	$6.84	43,184	1,374,167.40
January 1, 2014 through January 31, 2014	10,742	$6.64	53,926	1,363,425.40
February 1, 2014 Through February 28, 2014	32,264	$6.53	86,190	1,331,161.40
March 1, 2014 through March 31, 2014	30,064	$6.51	116,254	1,301,097.40
April 1, 2014 through April 30, 2014	67,749	$6.44	184,003	1,233,348.40
Total	184,003	$6.59	—	—

(1)   The Board of Directors approved a share repurchase program for the Fund that went into effect May 17, 2012.  Under the program, the Fund will repurchase shares of its common stock in the open market on any day that the closing price of the Fund’s shares on the New York Stock Exchange on the prior day represents a discount from the Fund’s net asset value of 9% or more and the daily average discount from the Fund’s net asset value over the five-day period ending the prior day is 9% or more. On each day that shares are repurchased, the Fund will repurchase shares to the maximum extent permitted by law unless the Fund’s management determines that such a repurchase would be detrimental to the Fund and its stockholders. On each day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at times that the market price represents a discount of 9% or more from the Fund’s closing NAV on the prior day. The Fund is authorized to repurchase during each twelve-month period ended October 31 up to 10% of its shares of common stock outstanding as of October 31 the prior year. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2014, there were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.
(Formerly The Japan Equity Fund, Inc.)

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.
(Formerly The Japan Equity Fund, Inc.)

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.
(Formerly The Japan Equity Fund, Inc.)

Date: July 3, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Japan Equity Fund, Inc.
(Formerly The Japan Equity Fund, Inc.)

Date: July 3, 2014